John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated April 7, 2021 to the current prospectus, as may be supplemented (the Prospectus)

Effective September 1, 2021 (the Effective Date), Jean M. Hynes, CFA, will no longer serve on the fund’s investment management team. Accordingly, effective immediately, the footnote which references Jean M. Hynes in the “Portfolio Management” section and in the “Fund details” section under the heading “Who’s Who – Subadvisor” is deleted in both instances and replaced with the following footnote:

Effective September 1, 2021, Jean M. Hynes, CFA will no longer serve on the fund’s investment management team.

Following the Effective Date, Steven C. Angeli, CFA, Jennifer N. Berg, CFA, Robert L. Deresiewicz, Ann C. Gallo, Bruce L. Glazer, Rebecca D. Sykes, CFA, and Keith E. White will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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